UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2014

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA	92649
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Approval of Amendment of the 2014 Performance Incentive Plan

At the 2014 Annual Meeting of Stockholders held March 18, 2014 (the “Annual Meeting”), the stockholders of Quiksilver, Inc. (the “Company”) approved the amendment of the Company’s 2013 Performance Incentive Plan (the “2013 Plan”) to increase the aggregate number of shares of Company common stock reserved for issuance under the 2013 Plan by an additional 5,500,000 shares. The Board of Directors adopted the amendment of the 2013 Plan on February 5, 2014, subject to stockholder approval at the Annual Meeting.

A description of the material terms of the 2013 Plan, as amended, was included in the Company’s definitive Proxy Statement, dated February 6, 2014 (the “2014 Proxy Statement”), filed with the Securities and Exchange Commission on February 6, 2014, under the caption “PROPOSAL 2 – APPROVAL OF THE QUIKSILVER, INC. 2013 PERFORMANCE INCENTIVE PLAN,” beginning on page 15 of the 2014 Proxy Statement, which description is incorporated herein by reference. The foregoing description of the 2013 Plan is qualified in its entirety by reference to the actual terms of the 2013 Plan, as amended, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Securities Holders.

The Annual Meeting was held on March 18, 2014. A total of 148,527,479 shares of the Company’s common stock were present or represented by proxy at the meeting, representing more than 87% of the Company’s shares outstanding as of the January 31, 2014 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on February 6, 2014:

Proposal 1 – Election of eight nominees to serve as directors until the next annual meeting and until their respective successors are elected and qualified. The final results of the votes taken were as follows:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
William M. Barnum, Jr.	134,417,254	N/A	14,108,624	0
Joseph F. Berardino	144,776,197	N/A	3,749,681	0
Michael A. Clarke	146,112,901	N/A	2,412,977	0
Elizabeth Dolan	146,353,316	N/A	2,172,325	0
M. Steven Langman	144,720,923	N/A	3,804,955	0
Robert B. McKnight	145,222,829	N/A	3,303,049	0
Andrew P. Mooney	146,005,038	N/A	2,520,840	0
Andrew W. Sweet	135,848,035	N/A	12,677,843	0

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Proposal 2 – Approval of Amendment of Quiksilver, Inc. 2013 Performance Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan by an additional 5,500,000 shares	98,484,953	47,347,825	2,694,760	0

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Proposal 3 – Approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers	125,260,203	19,811,465	3,455,871	0

Pursuant to the foregoing votes, the eight nominees listed above were elected to serve on the Company’s Board of Directors and Proposals 2 and 3 were approved.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Exhibit Title or Description

10.1	Amended and Restated Quiksilver, Inc. 2013 Performance Incentive Plan, together with form Stock Option, Restricted Stock and Restricted Stock Unit Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2014	Quiksilver, Inc. (Registrant)

	By:	/s/ Richard Shields
Richard Shields
Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Amended and Restated Quiksilver, Inc. 2013 Performance Incentive Plan, together with form Stock Option, Restricted Stock and Restricted Stock Unit Agreements.

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